Exhibit 10.4

PHILLIPS-VAN HEUSEN CORPORATION

2003 STOCK OPTION PLAN

(As Amended Through September 21, 2006)

1.         Purpose.  The purposes of the 2003 Stock Option Plan (the “Plan”) are to induce certain individuals to remain in the employ, or to continue to serve as directors of, or consultants or advisors to, Phillips-Van Heusen Corporation (the “Company”) and its present and future subsidiary corporations (each a “Subsidiary”), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company.  The Board of Directors of the Company (the “Board”) believes that the granting of stock options (the “Options”) under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success.  Options granted hereunder are intended to be either (i) “incentive stock options” (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code) or (ii) options which are not incentive stock options (“non-qualified stock options”) or (iii) a combination thereof, as determined by the Committee (the “Committee”) referred to in Section 5 at the time of the grant thereof.

2.         Effective Date of the Plan.  The Plan became effective on May 1, 2003.

3.         Stock Subject to Plan.  5,400,000 of the authorized but unissued shares of the common stock, $1.00 par value, of the Company (the "Common Stock") are hereby reserved for issue upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issue upon the exercise of Options.  If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

4.         Administration.

(a)        Except as otherwise provided in Section 4(b), the Plan shall be administered by the Committee.  Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a “Participant”) to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-qualified stock option and to make all other determinations necessary or advisable for the administration of the Plan.  In making such determinations, the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant.  The Committee’s determination on the matters referred to in this Section 4 shall be conclusive.  Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

(b)        The Chairman of the Board or, if the Chairman is not an executive officer of the Company, the Chief Executive Officer of the Company or other executive officer of the Company designated by the Committee who is also a director (the Chairman, Chief Executive Officer or other designated executive officer being referred to as the “Designated Director”) may administer the Plan with respect to employees of the Company or a Subsidiary (i) who are not officers of the Company subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) whose compensation is not, and in the judgment of the Designated Director may not be reasonably expected to become, subject to the provisions of Section 162(m) of the Code.  The authority of the Designated Director and Options granted by the Designated Director shall be subject to such terms, conditions, restrictions and limitations as may be imposed by the Board, including, but not limited to, a limit on the aggregate number of shares of Common Stock subject to Options that may be granted in any one calendar year by the Designated Director to all such employees of the Company and its Subsidiaries and a maximum number of shares that may be subject to Options granted under the Plan in any one calendar year to any single employee by the Designated Director.  Unless and until the Board shall take further action, the maximum number of shares of Common Stock that may be subject to Options granted under the Plan, the Company's 1997 Stock Option Plan, 2000 Stock Option Plan and any other stock option plan then in effect in any one calendar year by the Designated Director shall be 100,000 in the aggregate and the maximum number of shares of Common Stock that may be subject to Options granted under the Plan, the Company's 1997 Stock Option Plan, 2000 Stock Option Plan and any other stock option plan then in effect in any one calendar year by the Designated Director to any single employee shall be 5,000 in the aggregate.  Any actions duly taken by the Designated Director with respect to the grant of Options to such employees shall be deemed to have been taken by the Committee for purposes of the Plan.

5.         Committee.  The Committee shall consist of two or more members of the Board.  It is intended that all of the members of the Committee shall be “non-employee directors” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, and “outside directors” within the contemplation of Section 162(m)(4)(C)(i) of the Code.  The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee.  A majority of the members of the Committee shall constitute a quorum.  All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except that the Committee may delegate to any one of its members the authority of the Committee with respect to the grant of Options to any person who shall not be an officer and/or director of the Company and who is not, and in the judgment of the Committee may not be reasonably expected to become, a “covered employee” within the meaning of Section 162(m)(3) of the Code.  Any decision or determination of the Committee reduced to writing and signed by all of the members of the

Committee (or by the member(s) of the Committee to whom authority has been delegated) shall be fully as effective as if it had been made at a meeting duly called and held.

6.         Eligibility.  An Option may be granted only to a key employee of the Company or a Subsidiary or to a director of the Company or a Subsidiary who is not an employee of the Company or a Subsidiary or to an independent consultant or advisor who renders services to the Company or a Subsidiary.

7.         Option Prices.

(a)        The initial per share option price of any Option shall be the price determined by the Committee, but not less than the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant.

(b)        For all purposes of the Plan, the fair market value of a share of the Common Stock on any date shall be equal to (i) the closing sale price of the Common Stock on the New York Stock Exchange on the business day preceding such date or (ii) if there is no sale of the Common Stock on such Exchange on such business day, the average of the bid and asked prices on such Exchange at the close of the market on such business day.

8.         Option Term.  Participants shall be granted Options for such term as the Committee shall determine, not in excess of 10 years from the date of the granting thereof; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof.

9.         Limitations on Amount of Options Granted.

(a)        The aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

(b)        No Participant shall, during any fiscal year of the Company, be granted Options under the Plan to purchase more than 1,600,000 shares of the Common Stock.

10.       Exercise of Options.

(a)        Except as otherwise determined by the Committee at the time of grant, a Participant may not exercise an Option during the period commencing on the date of the grant of such Option to him or her and ending on the day immediately preceding the first anniversary of such date.  Except as otherwise determined by the Committee at the time of grant, a Participant may (i) during the period commencing on the first anniversary of the date of the grant of an Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Option with respect to one-quarter of the shares granted thereby,

(ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise such Option with respect to one-half of the shares granted thereby, (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise such Option with respect to three-quarters of the shares granted thereby and (iv) during the period commencing on the fourth anniversary of the date of such grant and ending at the time the Option expires pursuant to the terms hereof, exercise such Option with respect to all of the shares granted thereby.

(b)        Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

(c)        An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Common Stock and payment to the Company of the amount of the option price for the number of shares of the Common Stock so specified; provided, however, that, if the Committee shall in its sole discretion so determine at the time of the grant of any Option, all or any portion of such payment may be made in kind by the delivery of shares of the Common Stock having a fair market value equal to the portion of the option price so paid; provided further, however, that no portion of such payment may be made by delivering shares of the Common Stock acquired upon the exercise of an Option if such shares shall not have been held by the Participant for at least six months; and provided further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise.

(d)        The Committee may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

(e)        (1)        Notwithstanding the provisions of Section 10(a) or the last sentence of Section 13, in the event that a Change in Control shall occur, then, each Option theretofore granted to any Participant which shall not have theretofore expired or otherwise been cancelled or become unexercisable shall become immediately exercisable in full.  For the purposes of this Section 10(e), a “Change in Control” shall be deemed to occur upon the first to occur of the following events:

(i)         Any “person” (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act), other than a “person” who on April 9, 2004 was the owner of at least 8% of the Voting Power (as defined below) of the securities of the Company having Voting Power, becomes a “beneficial owner,” as such term is used in Rule 13d-3 promulgated under the Exchange Act, of securities with at least (A) one-quarter but less than one-half of the Voting Power of securities having Voting Power, unless such acquisition has been approved in advance by at least three-quarters of the Incumbent Board (as defined in clause (ii) below taking into account the provisos) or (B) one-half of the Voting Power of the securities of the Company having Voting Power;

(ii)     Individuals who, as of April 9, 2004, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to April 9, 2004 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person (as defined below) other than the Board;

(iii)   Consummation of a reorganization, merger, consolidation or a sale or other disposition of all or substantially all of the assets of the Company (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the Persons that were the beneficial owners of the outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) and the Voting Power of the securities of the Company having Voting Power, immediately prior to such  Business Combination, beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and more than 50% of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Voting Power of the securities of the Company having Voting Power, as the case may be (there being excluded from securities held by such security holders of the corporation resulting from the Business Combination, but not from the securities with Voting Power of the corporation resulting from such Business Combination, any securities with Voting Power received by Affiliates (as defined below) of such other company in exchange for securities of such other company or, if such other company is the surviving company and its securities remain unchanged, any securities of such other company with Voting Power held by an Affiliate of such other company immediately prior to the Business Combination), (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined Voting Power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed in the Company prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination, whichever occurs first; or

(iv)    Approval by the stockholders of the Company of (A) a liquidation of all or substantially all of the Company’s assets or (B) a dissolution of the Company.

Notwithstanding the foregoing, “Change in Control” with respect to any Participant shall be as defined in the Participant's employment agreement, if any, with the Company or a Subsidiary, unless such employment agreement provides otherwise.  For the purposes of this paragraph (1), (i) the term “Affiliate” shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any other Person, (ii) the term “Person” shall mean any individual, partnership, firm, trust, corporation or other similar entity, (iii) “Company” shall include any entity that succeeds to all or substantially all of the business of the Company, and (iv) “Voting Power” shall mean general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

            (2)        In the event that a Change of Control shall occur, then, from and after the time of such event, neither the provisions of this Section 10(e) nor any of the rights of any Participant hereunder shall be modified or amended in any way.

11.       Transferability.  (a)  Except as otherwise provided in Section 11(b), no Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to such Participant may be exercised only by him or her.

(b)  A Participant may, with the prior approval of the Committee, transfer for no consideration an Option which is a non-qualified stock option to or for the benefit of the Participant's Immediate Family, a trust for the exclusive benefit of the Participant's Immediate Family or to a partnership or limited liability company for one or more members of the Participant's Immediate Family, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer.  The term “Immediate Family” shall mean the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouse, siblings, nieces, nephews, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships or any person sharing the Participant's household (other than a tenant or employee).

12.       Termination of Employment or Service.  Except as otherwise determined by the Committee, in the event a Participant leaves the employ or service, or ceases to serve as a director, of the Company and the Subsidiaries, whether voluntarily or otherwise but other than by reason of his or her death or, in the case of Participant who shall be an employee or director, retirement, each Option theretofore granted to him or her which shall not have been exercisable prior to the date of the termination of his or her employment or service shall terminate immediately.  Except as otherwise determined by the Committee, each other Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent exercisable on the date of such termination of employment or service and not theretofore exercised, terminate upon the earlier to occur of (x) 90 days after the date of such Participant's termination of employment or cessation of service and (y) the date of termination specified in such Option.  Notwithstanding the foregoing, except as otherwise determined by the Committee, if a Participant is terminated for cause (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate forthwith.  Except as otherwise determined by the Committee, in the event a Participant leaves the employ, or ceases to serve as a director, of the Company and the Subsidiaries by reason of his or her retirement, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three years after the date of such retirement and the date of termination specified in such Option.  Except as otherwise determined by the Committee, in the event a Participant’s employment or service with the Company and the Subsidiaries terminates by reason of his or her death, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of three months after the date of the qualification of a representative of his or her estate and the date of termination specified in such Option.  For purposes of the foregoing, (a) the term “cause” shall mean:  (i) the commission by the Participant of any act or omission that would constitute a crime under federal, state or equivalent foreign law, (ii) the commission by the Participant of any act of moral turpitude, (iii) fraud, dishonesty or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries, (iv) continued substance abuse that renders the Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries, or (v) as defined in the Participant's employment agreement, if any, with the Company or a Subsidiary and (b) the term “retirement” shall mean (I) the termination of a Participant’s employment with the Company and all of the Subsidiaries (x) other than for cause or by reason of his or her death and (y) on or after the earlier to occur of (1) the first day of the calendar month in which his or her 65th birthday shall occur and (2) the date on which he or she shall have both attained his or her 55th birthday and completed 10 years of employment with the Company and/or the Subsidiaries or (II) the termination of a Participant’s service as a director with the Company and all of the Subsidiaries (x) other than for cause or by reason of his or her death and (y) on or after the first day of the calendar month in which his or her 65th birthday shall occur.

13.       Adjustment of Number of Shares.  In the event that (i) a dividend shall be declared upon the Common Stock payable in shares of the Common Stock or (ii) any other change in the Common Stock that would be considered an equity restructuring (within the meaning of Financial Accounting Standards No. 123R),  then the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number of shares set forth in Section 9(b) shall be adjusted to prevent dilution or enlargement of rights by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or subject to such other change. In the event that there shall be any change, other than as specified in this Section 13, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares to prevent dilution or enlargement of rights, then subject to any Option and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number or kind of shares referred to in Section 9(b), such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be adjusted to the extent, if any, necessary to maintain the same aggregate intrinsic value (within the meaning of Financial Accounting Standards No. 123R) of the total award being substituted for or adjusted in accordance with the provisions of this Section 13.  No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate.  In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in Section 10(e) and the second sentence of this Section 13, each Option, to the extent not theretofore exercised, shall terminate forthwith.

14.       Purchase for Investment, Withholding and Waivers.  Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Participant will, as a condition of the Company’s obligation to issue such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.  In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.  In the case of each non-qualified stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to withholding as the Committee may determine.

15.       No Stockholder Status.  Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued.  Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

16.       No Restrictions on Corporate Acts.  Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17.       No Employment Right.  Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ or service of the Company or such Subsidiary.

18.       Termination and Amendment of the Plan.  The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however,

that the Board may not without further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders, increase the number of shares as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13), or change the class of persons eligible to participate in the Plan, or change the manner of determining the option prices.  Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.  The Committee may not, without further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders, amend any outstanding Option to reduce the option price, or cancel any outstanding Option and contemporaneously award a new Option to the same optionee for substantially the same number of shares at a lower option price.

19.       Expiration and Termination of the Plan.  The Plan shall terminate on April 30, 2013 or at such earlier time as the Board may determine.  Options may be granted under the Plan at any time and from time to time prior to its termination.  Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

20.       Options for Outside Directors.

(a)        A director of the Company who is not an employee of the Company or a Subsidiary and who is not a director elected solely by the holders of the Company's Series B convertible preferred stock (an “Outside Director”) shall be eligible to receive, in addition to any other Option which he or she may receive pursuant to Section 6, an annual Option.  Except as otherwise provided in this Section 20, each such Option shall be subject to all of the terms and conditions of the Plan.

(b)        (i)         At the first meeting of the Board immediately following each Annual Meeting of the Stockholders of the Company, each Outside Director shall be granted an Option, which shall be a non-qualified stock option, to purchase 10,000 shares of the Common Stock.  Notwithstanding the foregoing, an Outside Director may not receive a grant under this Section 20 for any year if and to the extent such Outside Director receives a grant of options to purchase Common Stock under any other Company stock option plan then in effect solely for his or her services as a director of the Company for such year and the aggregate number of shares of Common Stock issuable upon the exercise of all such options granted for such year would exceed 10,000.

            (ii)        The initial per share option price of each Option granted to an Outside Director shall under this Section 20 be equal to the fair market value of a share of the Common Stock on the date of grant.

            (iii)      The term of each Option granted to an Outside Director shall be ten years from the date of the granting thereof.

            (iv)       All or any portion of the payment required upon the exercise of an Option granted to an Outside Director may be made in kind by the delivery of shares of the Common Stock having a fair market value equal to the portion of the option price so paid; provided, however, that no portion of such payment may be made by delivering shares of the

Common Stock acquired upon the exercise of an Option if such shares shall not have been held by such Outside Director for at least six months; and provided further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by such Outside Director to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Outside Director, all or any portion of the shares of the Common Stock issuable upon such exercise.

(c)        The provisions of this Section 20 may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are not Outside Directors.